UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2013

HOMEOWNERS CHOICE, INC.

(Exact name of registrant as specified in its charter)

Florida	001-34126	20-5961396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of principal executive offices, including zip code)

(813) 405-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 3, 2012, Homeowners Choice, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (Registration No. 333-185228), which was amended on December 10, 2012 and December 18, 2012 (the “Registration Statement”). The Registration Statement was supplemented by a Preliminary Prospectus Supplement, which was filed by the Company with the Commission on January 9, 2013 and relates to the offering by the Company of Senior Notes due 2020 (“Notes”). The press release issued by the Company on January 9, 2013 announcing its offering of Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Also attached is Exhibit 25.1 (Statement of Eligibility and Qualification of Trustee (The Bank of New York Mellon Trust Company, N.A.) on Form T-1) to the Registration Statement. Exhibit 25.1 is hereby incorporated into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

25.1	Statement of Eligibility and Qualification of Trustee (The Bank of New York Mellon Trust Company, N.A.) on Form T-1.

99.1	Press Release, dated January 9, 2013, announcing an offering of senior notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2013

HOMEOWNERS CHOICE, INC.

By:	/s/ Richard R. Allen
	Name:	Richard R. Allen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

25.1	Statement of Eligibility and Qualification of Trustee (The Bank of New York Mellon Trust Company, N.A.) on Form T-1.

99.1	Press Release, dated January 9, 2013, announcing an offering of senior notes.

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